KRANESHARES TRUST

KFA Dynamic Fixed Income ETF

KFA Large Cap Quality Dividend Index ETF

KFA Small Cap Quality Dividend Index ETF

KFA Value Line® Dynamic Core Equity Index ETF

KraneShares Global Carbon ETF

KFA Mount Lucas Index Strategy ETF

(the “Funds”)

Supplement dated April 23, 2021 to the currently effective Statutory Prospectuses and Statements of
Additional Information as each may be supplemented, for the Funds

This supplement provides new and additional information beyond that contained in the currently effective Statutory Prospectuses and Statements of Additional Information.

Effective April 30, 2021, the calculation of the Funds’ Intraday Indicative Values will be discontinued. As a result, effective as of such date:

1.	In the Statutory Prospectus for each Fund, the sections entitled “Share Trading Prices and Intraday Indicative Value” and “Share Trading Prices”, as applicable, are deleted in their entirety.

2.	In the Statement of Additional Information for each Fund, the third paragraph in the section entitled “Exchange Listing and Trading” is deleted in its entirety.

In addition, effective immediately, the following change to the Statement of Additional Information for each Fund is made to update the Exchange requirements listed in the “Exchange Listing and Trading” section due to Rule 6c-11 of the Investment Company Act of 1940, as amended:

3.	In the Statement of Additional Information for each Fund, the second paragraph in the section entitled, “Exchange Listing and Trading” is deleted in its entirety and replaced with the following:

The shares of the Fund are listed and traded on the Exchange identified on the cover of this SAI at prices that may differ from a Fund’s NAV. There can be no assurance that the Exchange requirements necessary to maintain the listing of the shares of the Fund will continue to be met. The Exchange may, but is not required to, remove the shares of the Fund from listing if, among other matters: (i) the Exchange becomes aware that the Fund is no longer eligible to operate in reliance on Rule 6c-11 of the Investment Company Act; (ii) if the Fund no longer complies with the requirements set forth by the Exchange; (iii) following the initial 12-month period after commencement of trading of the Fund, there are fewer than fifty (50) Beneficial Owners (as that term is defined below) of the shares of the Fund; or (iv) such other event shall occur or condition exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the shares of the Fund from listing and trading upon termination of the Fund.

Trading prices of Shares on the Exchange may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.